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                        [COOPERS & LYBRAND LETTERHEAD]                EXHIBIT 11





                      CONSENT OF INDEPENDENT ACCOUNTANTS


                               ---------------

We consent to the inclusion in this Post-Effective Amendment No. 57 to the Registration Statement on Form N-1A (File No. 2-36429) of our report dated June 27, 1997, on our audits of the financial statements and financial highlights of The Reserve Fund.

We also consent to the reference to our firm under the caption "Financial Highlights" in the prospectus.





                                                        COOPERS & LYBRAND L.L.P

New York, New York

July 30, 1997.